Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. Section 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Silver Stream Mining Corp. (the “Company”) on Form 10-Q/A-1 for the quarter ended December 31, 2013, as filed with the Securities and Exchange Commission on the date here of (the “report”), I, Donald Bossert, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated this 23rd day of June, 2014.

DONALD BOSSERT
Donald Bossert
Chief Financial Officer